UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 25, 2016
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BARRACUDA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3175 S. Winchester Blvd.
Campbell, California 95008
(Address of principal executive offices, including zip code)
(408) 342-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Compensatory Arrangements of Certain Officers
On May 25, 2016, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Barracuda Networks, Inc. (the "Company") completed a review of executive compensation and approved the following reductions to the annual base salary and annual target bonus of William D. Jenkins, Jr., Chief Executive Officer, and Michael D. Perone, Executive Vice President and Chief Marketing Officer, effective March 1, 2016 through February 28, 2017:

Person Name	Position Title	Adjusted Annual Base Salary for FY17	Adjusted Annual Target Bonus for FY17
William D. Jenkins, Jr.	Chief Executive Officer	$350,000	$150,000
Michael D. Perone	Executive Vice President and Chief Marketing Officer	$250,000	$0
In connection with these compensation changes, the Compensation Committee also approved that any severance benefits under the existing offer letters with Messrs. Jenkins and Perone shall be based on their respective pre-adjusted annual base salary and annual target bonus.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

	By:	/s/ David Faugno
David Faugno Chief Financial Officer
Date: May 27, 2016